Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

Aggressive Growth Lifestyle Fund

Conservative Growth Lifestyle Fund

Moderate Growth Lifestyle Fund

(the “Funds”)

Supplement dated August 8, 2025, to the Prospectus of the Funds,

dated October 1, 2024, as amended and/or supplemented to date

At a meeting held on August 5-6, 2025 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved changes to the Funds’ names as set out below.

Effective on or about September 29, 2025, the Funds names will change as follows:

Current Name	New Name
Aggressive Growth Lifestyle Fund	Aggressive Allocation Lifestyle Fund
Conservative Growth Lifestyle Fund	Conservative Allocation Lifestyle Fund
Moderate Growth Lifestyle Fund	Moderate Allocation Lifestyle Fund

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.